SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2001

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)

Delaware	000-27066	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California    94085
(Address of principal executive offices including zip code)

(408) 774-0330
(Registrant's telephone number, including area code)

Item 5.    Other Events.

On December 13, 2001, Pharmacyclics, Inc., a Delaware corporation and the registrant herein, issued a press release regarding the top-line results of its Phase III clinical trial of lead product, Xcytrin ® (motexafin gadolinium) Injection, for the potential treatment of brain metastases.

Item 7.    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated December 13, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 14, 2001

PHARMACYCLICS, INC. By: /s/ CYNTHIA J. LADD Name: Cynthia J. Ladd Title: Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 13, 2001
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated December 13, 2001